SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 14, 2002

PRIMA ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-9408 (Commission file number)	84-1097578 (I.R.S. Employer Identification No.)

1099 18th Street, Suite 400, Denver CO 80202
(Address of principal executive offices) (Zip Code)

(303) 297-2100
(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed from last report.)

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Item 9. Regulation FD Disclosure
SIGNATURES

PRIMA ENERGY CORPORATION
FORM 8-K
NOVEMBER 14, 2002

Item 9. Regulation FD Disclosure

     On November 14, 2002, Prima Energy Corporation (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002. Pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, the Company submitted the following certifications with respect to the Form 10-Q by Richard H. Lewis, its Chief Executive Officer, and Neil L. Stenbuck, its Chief Financial Officer:

PERIODIC REPORT CERTIFICATION
of the Chief Executive Officer and Chief Financial Officer

I, Richard H. Lewis, Chief Executive Officer of Prima Energy Corporation (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date herein (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard H. Lewis Richard H. Lewis Chief Executive Officer November 14, 2002

I, Neil L. Stenbuck, Chief Financial Officer of Prima Energy Corporation (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date herein (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Neil L. Stenbuck Neil L. Stenbuck Chief Financial Officer November 14, 2002

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMA ENERGY CORPORATION (Registrant)

Date November 14, 2002	/s/ Neil L. Stenbuck Neil L. Stenbuck, Executive Vice President & Chief Financial Officer

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